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                                                                    Exhibit 99.1

                            CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   The undersigned, Chester A. Piskorowski, President and Chief Executive Officer of the managing general partner, Prudential-Bache Properties, Inc. (the 'Managing General Partner'), of Prudential-Bache/Watson & Taylor, Ltd.-2 (the 'Partnership'), hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Partnership's Quarterly Report on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the 'Quarterly Report'), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Chester A. Piskorowski
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Chester A. Piskorowski
President and Chief Executive Officer
 of the Managing General Partner
November 14, 2002

   The undersigned, Steven Weinreb, Chief Financial Officer of the managing general partner, the Managing General Partner, of the Partnership hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Partnership's Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Steven Weinreb
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Steven Weinreb
Chief Financial Officer
 of the Managing General Partner
November 14, 2002